UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2006
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


       Delaware                          0-22624                05-0473908
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(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                             19061
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

On May 3, 2006, Foamex International Inc. (the "Company") issued a press release announcing that the U.S. Bankruptcy Court for the District of Delaware has entered a consensual order to assist the Company in preserving its federal tax net operating losses ("NOLs") by establishing notification and hearing procedures that must be satisfied before certain transfers or trading of Foamex's equity securities are deemed effective. For more information, please read the NOL order in its entirety, which is posted on the Company's web site at www.foamex.com/restructuring.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release, dated May 3, 2006, issued by Foamex International Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2006

                                FOAMEX INTERNATIONAL INC.


                                By:      /s/ Gregory J. Christian
                                         ---------------------------------------
                                Name:    Gregory J. Christian
                                Title:   Executive Vice President, General
                                         Counsel and Chief Restructuring Officer